SUPPLEMENT DATED SEPTEMBER 28, 1998

TO PROSPECTUS
DATED JULY 1, 1998
for
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS issued by
EQUITRUST LIFE INSURANCE COMPANY


At page 18, in the section titled "The Declared Interest
Option," the following is incorporated between the first and second paragraphs:

In compliance with specific state insurance regulations, the Declared Interest Option is not available in all states. A registered representative can provide information on the availability of this Investment
Option.